Supplemental Cash Flow Disclosures - Non-Cash Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Supplemental Cash Flow Disclosures - Non-Cash Transactions

Note 13 — Supplemental Cash Flow Disclosures — Non-Cash Transactions

Non-cash transactions for the six months ended June 30, 2011 include:

Accrued dividends on preferred stock	$173,213
Preferred dividends paid by issuance of stock	(167,954)
Abatement of derivative liabilities for modified warrant agreements	1,434,322
Discharge of previously deferred financing costs for modified warrant agreements	(136,543)

Additionally, pursuant to our April 2011 settlement agreement with Sorin (see Note 10), the amounts due between the parties as a result of the transition services agreement were netted. We reclassed approximately $678,000 from the Accounts receivable, net line to the Accounts payable and accrued expenses line of the Condensed Consolidated Balance Sheets as of June 30, 2011.

Note 18 — Supplemental Cash Flow Disclosures – Non-Cash Transactions

Non-cash transactions for years ended December 31 include:

	2010	2009
Accrued dividends on preferred stock	$275,068	$14,951
Preferred dividends paid by issuance of stock	189,500	14,909
Business acquisitions:
Inventory acquired	1,151,035	—
Propery and equipment acquired	768,000	—
Goodwill and intangible assets	4,089,823	—
Deferred charges	655,260	—
Note Payable for balance of acquisition	(4,008,858)	—

Cash paid for interest was $371,000 and $13,000 in 2010 and 2009, respectively. There were no income taxes paid in 2010 and 2009.